Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES THIRD QUARTER 2012 RESULTS

Revenue Increases 26 Percent, Adjusted-EBITDA Increases 35 Percent Year-over-Year

Westlake Village, CA - November 1, 2012 - ValueClick, Inc. (NASDAQ: VCLK) today reported financial results for the third quarter ended September 30, 2012. Revenue, Adjusted-EBITDA1 and net income per diluted share figures exclude the contribution of Search123, which was sold by the Company effective September 30, 2012. The results of Search123 are reported as discontinued operations in the Company's consolidated statements of operations.

"We delivered another strong quarter of financial results, while further integrating our core businesses to enhance the long-term growth profile of the Company," said James R. Zarley, chief executive officer of ValueClick. "Our integration initiatives -- including the launch of new products that leverage expertise and technology across the organization -- are rapidly transforming ValueClick into the 'go-to' provider of digital marketing services for large advertisers."

Financial highlights from the quarter include:

•	Revenue of $160.9 million, up 26 percent from the third quarter of 2011 (Q3 2011);

•	Adjusted-EBITDA of $51.2 million, up 35 percent from Q3 2011;

•	Adjusted-EBITDA margin of 31.8 percent versus 29.6 percent in Q3 2011;

•	Non-GAAP diluted net income[2] of $0.39 per common share versus $0.52 in Q3 2011 (Q3 2011 included a $0.24 positive impact from favorable tax adjustments);

•	GAAP diluted net income from continuing operations of $0.27 per common share versus $0.44 in Q3 2011 (Q3 2011 included a $0.24 positive impact from favorable tax adjustments); and

•
Free cash flow (defined as cash from operations less capital expenditures) for the nine-month period ended September 30, 2012 of $91.8 million versus $55.9 million for the nine-month period ended September 30, 2011.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and acquisition-related costs. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income is defined as GAAP income from continuing operations before the impact of stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP income from continuing operations to non-GAAP diluted net income per common share.

The following table compares the Company's previously-issued third quarter guidance for revenue, Adjusted-EBITDA and non-GAAP diluted net income per common share to the pro forma results if Search123 was not treated as a discontinued operation for the quarter.

Q3 2012 (in millions, except per share data):	Reported/Continuing Operations	Search123/Discontinued Operations	Pro Forma Combined	Previously-Issued Guidance
Revenue	$160.9	$7.1	$168.1	$164-$169
Adjusted-EBITDA	$51.2	$1.9	$53.1	$49-$51
Non-GAAP diluted net income per common share	$0.39	$0.01	$0.40	$0.36-$0.37

Share Repurchase Update
During the third quarter, ValueClick repurchased approximately 590,000 shares of the Company's outstanding common stock for approximately $9.2 million. In the nine-month period ended September 30, ValueClick repurchased approximately 6.5 million shares of the Company's outstanding common stock for approximately $108.7 million. As of today, ValueClick's share repurchase program authorization is $91.3 million. The Company anticipates funding the program through free cash flow generation and its credit facility.

Search123 Divestiture
On September 20, ValueClick announced the pending divestiture of Search123, a self-service paid search business operating in Europe. The business was previously included in the Company's Owned & Operated Websites segment. The transaction closed on September 30. The terms of the transaction, which are not material to the Company's financial position, consist of future contingent payments based upon the performance of the business over the next four years.

In accordance with applicable accounting standards, ValueClick is presenting the Search123 business as a discontinued operation for all periods, including the third quarter of 2012, and is recasting the Company's historical consolidated financial statements and segment operating results to reflect this change. Updated trended schedules are available under the "Featured Presentations" section of ValueClick's investor relations page at http://ir.valueclick.com.

Business Outlook
Today, ValueClick is providing guidance for the fourth quarter of 2012:

Q4 Guidance
Revenue	$196-$200 million
Adjusted-EBITDA	$68-$70 million
Mid-Point Adjusted-EBITDA Margin	34.8%
Non-GAAP diluted net income per common share	$0.51-0.52
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.10)
GAAP diluted net income per common share	$0.41-$0.42

The consolidated revenue guidance ranges are based on the following segment-level assumptions for revenue growth rates expressed as a percentage change from fourth quarter 2011 reported revenue levels:

●	Affiliate Marketing:	Up high single-digits
●	Media:	Up low twenties
●	Owned & Operated:	Down mid single-digits

Fourth quarter 2012 guidance assumes: stock-based compensation of $5.0 million; amortization of intangible assets of $6.5 million ($2.5 million of which will be classified in Cost of revenue); net interest and other income of zero; a 40 percent effective tax rate; and 77 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Company management will present an overview of the results and other factors affecting ValueClick's financial performance for the third quarter during a conference call and webcast on November 1 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through November 8 at (888) 203-1112 and (719) 457-0820 (pass code: 9435993). An archive of the webcast will also be available through November 8.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Dotomi, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the effects of recent acquisitions on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 29, 2012; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$120,236	$116,676
Accounts receivable, net	124,387	129,076
Other current assets	36,670	25,181
Total current assets	281,293	270,933

Note receivable, less current portion	28,188	29,700
Property and equipment, net	28,482	19,952
Goodwill	434,204	437,033
Intangible assets, net	88,227	114,007
Other assets	13,888	9,086
TOTAL ASSETS	$874,282	$880,711

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	120,947	125,616
Borrowings under credit facility, less current portion	165,000	157,500
Other non-current liabilities	30,100	24,202
Total liabilities	326,047	317,318
Total stockholders' equity	548,235	563,393
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$874,282	$880,711

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Revenue	$160,884	$127,916	$461,301	$353,316
Cost of revenue	63,143	54,399	178,205	152,046
Gross profit	97,741	73,517	283,096	201,270
Operating expenses:
Sales and marketing (Note 1)	21,088	16,534	62,664	42,974
General and administrative (Note 1)	20,177	14,834	59,268	40,346
Technology (Note 1)	16,457	12,592	49,424	33,509
Amortization of intangible assets acquired in business combinations	5,782	4,222	18,427	10,319
Total operating expenses	63,504	48,182	189,783	127,148
Income from operations	34,237	25,335	93,313	74,122
Interest and other income, net	193	2,167	1,919	3,232
Income before income taxes	34,430	27,502	95,232	77,354
Income tax expense (benefit)	13,526	(8,546)	35,429	11,186
Income from continuing operations	20,904	36,048	59,803	66,168
Income from discontinued operations, net of tax	1,646	1,862	4,654	5,585
Gain on sale, net of tax	980	—	980	—
Net income	$23,530	$37,910	$65,437	$71,753

Basic income from continuing operations per common share	$0.28	$0.45	$0.77	$0.83
Diluted income from continuing operations per common share	$0.27	$0.44	$0.75	$0.82
Basic net income per common share	$0.31	$0.47	$0.84	$0.90
Diluted net income per common share	$0.31	$0.47	$0.82	$0.89
Weighted-average shares used to compute basic net income per common share	75,130	80,112	78,052	79,924
Weighted-average shares used to compute diluted net income per common share	76,513	81,277	79,640	80,992

Note 1 - Includes stock-based compensation as follows:
	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Sales and marketing	$1,283	$826	$3,879	$1,645
General and administrative	2,904	2,077	9,150	5,166
Technology	1,369	812	4,361	1,435
Total stock-based compensation	$5,556	$3,715	$17,390	$8,246

VALUECLICK, INC.
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Income from continuing operations	$20,904	$36,048	$59,803	$66,168
Interest and other income, net	(193)	(2,167)	(1,919)	(3,232)
Income tax expense (benefit)	13,526	(8,546)	35,429	11,186
Amortization of acquired intangible assets included in cost of revenue	2,519	2,197	7,504	7,135
Amortization of acquired intangible assets included in operating expenses	5,782	4,222	18,427	10,319
Depreciation and leasehold amortization	3,090	2,015	8,491	5,459
Stock-based compensation	5,556	3,715	17,390	8,246
Acquisition-related costs	—	412	—	412
Adjusted-EBITDA	$51,184	$37,896	$145,125	$105,693

Note 1 - “Adjusted-EBITDA” (GAAP income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and acquisition-related costs) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Income from continuing operations	$20,904	$36,048	$59,803	$66,168
Stock-based compensation	5,556	3,715	17,390	8,246
Amortization of acquired intangible assets included in cost of revenue	2,519	2,197	7,504	7,135
Amortization of acquired intangible assets included in operating expenses	5,782	4,222	18,427	10,319
Tax impact of above items	(5,196)	(3,609)	(15,461)	(9,684)
Non-GAAP net income	$29,565	$42,573	$87,663	$82,184
Non-GAAP diluted net income per common share	$0.39	$0.52	$1.10	$1.01
Weighted-average shares used to compute non-GAAP diluted net income per common share	76,513	81,277	79,640	80,992

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted income from continuing operations per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$34,871	$32,525	$105,583	$99,615
Cost of revenue	4,514	4,260	12,890	12,898
Gross profit	30,357	28,265	92,693	86,717
Operating expenses	10,014	9,457	29,718	28,304
Segment income from operations	$20,343	$18,808	$62,975	$58,413

Media:
Revenue	$96,104	$63,062	$267,941	$159,295
Cost of revenue	38,735	27,052	106,226	71,534
Gross profit	57,369	36,010	161,715	87,761
Operating expenses	29,722	19,109	86,543	45,145
Segment income from operations	$27,647	$16,901	$75,172	$42,616

Owned & Operated Websites:
Revenue	$29,973	$32,388	$88,049	$94,716
Cost of revenue	17,408	20,917	51,711	60,680
Gross profit	12,565	11,471	36,338	34,036
Operating expenses	5,451	5,420	17,072	16,298
Segment income from operations	$7,114	$6,051	$19,266	$17,738

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$55,104	$41,760	$157,413	$118,767
Corporate expenses	(7,010)	(6,291)	(20,779)	(18,945)
Stock-based compensation	(5,556)	(3,715)	(17,390)	(8,246)
Amortization of acquired intangible assets included in cost of revenue	(2,519)	(2,197)	(7,504)	(7,135)
Amortization of acquired intangible assets included in operating expenses	(5,782)	(4,222)	(18,427)	(10,319)
Consolidated income from operations	$34,237	$25,335	$93,313	$74,122

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$34,871	$32,525	$105,583	$99,615
Media	96,104	63,062	267,941	159,295
Owned & Operated Websites	29,973	32,388	88,049	94,716
Inter-segment eliminations	(64)	(59)	(272)	(310)
Consolidated revenue	$160,884	$127,916	$461,301	$353,316